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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 1, 2005


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
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                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


           801 - 7TH AVENUE S.W.
         CALGARY, ALBERTA, CANADA                             T2P 3P7
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   (Address of Principal Executive Offices)                  (Zip Code)


                                 (403) 699-4000
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               (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         This Form 8-K/A amends the Current Report on Form 8-K of Nexen Inc. (the "Company"), filed on August 2, 2005. As described in Item 5.02 below, Tom Sugalski, Senior Vice President, Chemicals of the Company retired on August 1, 2005. The terms of his retirement package are set forth in the agreement attached hereto as Exhibit 10.1 and are incorporated by reference into this Item 1.01.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 1, 2005, Tom Sugalski, Senior Vice President, Chemicals of the Company retired. Mr. Sugalski has held this position since 1988.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         10.1 Termination of Employment and Special Separation Agreement between Nexen Inc. and Mr. Sugalski.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 18, 2005

                                          NEXEN INC.


                                          By: /s/ Sylvia Groves
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                                          Name:   Sylvia Groves
                                          Title:  Assistant Secretary